EXHIBIT 99.1

LETTER OF TRANSMITTAL

Conexant Systems, Inc.

Offer to Exchange

$275,000,000 Aggregate Principal Amount of
Floating Rate Senior Secured Notes due 2010
Which Have Been Registered Under
the Securities Act of 1933, as amended,

for

All Outstanding Unregistered
Floating Rate Senior Secured Notes due 2010

Pursuant To The Prospectus Dated          , 2007

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Trust Company, N.A.

By Hand, by Mail
or by Overnight Delivery:

The Bank of New York Trust Company, N.A.
Corporate Trust Department
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286

Attention: Evangeline Gonzales

To Confirm by Telephone or for
Information:

(212) 815-3738

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal is to be used by Holders (as defined below) if (1) certificates representing Old Notes (as defined below) are to be physically delivered to the Exchange Agent by Holders; or (2) tender of certificates representing Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “How to Tender Your Old Notes—Guaranteed Delivery Procedures”.

The term “Holder” with respect to the Exchange Offer means any person: (1) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (2) whose Old Notes are held of record by The Depository Trust Company (DTC) who desires to deliver such Old Notes by book-entry transfer at DTC. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

For Holders who hold Old Notes registered in the name of a broker-dealer, commercial bank, trust company or other nominee, this Letter of Transmittal contains important information and should be read carefully. However, such Holder should not use this Letter of Transmittal to tender Old Notes. Instead, such Holder should instruct the broker-dealer, commercial bank, trust company or other nominee to tender the Old Notes using the Depository Trust Company’s Automated Tender Offer Program (ATOP).

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER CERTIFICATES REPRESENTING THE OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

By execution hereof, the undersigned acknowledges receipt of the Prospectus (the “Prospectus”), dated          , 2007, of Conexant Systems, Inc., a Delaware corporation (the “Company”), which, together with this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”), constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of its Floating Rate Senior Secured Notes due 2010 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding Floating Rate Senior Secured Notes due 2010 (the “Old Notes”), upon the terms and subject to the conditions set forth in the Prospectus.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
ACCOMPANYING INSTRUCTIONS CAREFULLY

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders of certificated Old Notes who wish to accept the Exchange Offer and tender their certificated Old Notes must complete this Letter of Transmittal in its entirety.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 6 herein.

DESCRIPTION OF OLD NOTES

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

Certificate(s) Enclosed
Names(s) & Address(es) of Registered Holders(s)	(Attach additional list if necessary, See Instruction 8).
Aggregate Principal
	Certificate	Amount Tendered
	Number(s)	(if less than all)*

Total Principal Amount of Old Notes Tendered:
* Need not be completed by Holders who wish to tender with respect to all Old Notes listed.

If Holders desire to tender Old Notes pursuant to the Exchange Offer and (1) certificates representing such Old Notes are not lost but are not immediately available, (2) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (3) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under “How to Tender Your Old Notes—Guaranteed Delivery Procedures”.

☐	Check here and enclose a photocopy of the Notice of Guaranteed Delivery if certificates representing tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent and complete the following:

Name(s) of Holder(s) of Old Notes:_ _

Window Ticket No. (if any):_ _

Date of Execution of Notice of Guaranteed Delivery:_ _

Name of Eligible Institution that Guaranteed Delivery:_ _

☐	Check here if you are a broker-dealer who acquired the Old Notes for its own account as a result of market making or other trading activities (a “Participating Broker-Dealer”) and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:_ _

Address:_ _

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company, certificates representing the above described aggregate principal amount of the Company’s Floating Rate Senior Secured Notes due 2010 (the “Old Notes”) in exchange for a like aggregate principal amount of the Company’s Floating Rate Senior Secured Notes due 2010 which have been registered under the Securities Act (the “New Notes”) upon the terms and subject to the conditions set forth in the Prospectus dated          , 2007 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes, with full power of substitution to (1) deliver certificates for such Old Notes, together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (2) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest, subject only to the right of withdrawal described below in Instruction 2.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that the Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission and that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such Holder’s business and such Holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes.

The undersigned will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated under “Special Issuance Instructions” as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “How to Tender Your Old Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions”, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions”, please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance

Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the certificates representing the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (1) the undersigned is not an “affiliate” of the Company, (2) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business, (3) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New Notes to be received in the Exchange Offer, and (4) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New Notes. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a Holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the expiration date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer, by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the happening of (but not the nature of or details concerning) any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If so directed by the Company, the Participating Broker-Dealer agrees to deliver to the Company all copies of the then-current Prospectus in its possession other than permanent file copies then in such Participating Broker-Dealer’s possession. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

The undersigned, by completing the box entitled “Description of Old Notes” above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.

[Signature Page Follows]

PLEASE SIGN HERE
(Please Also Complete Substitute Form W-9 Below)

(Signature(s) of registered Holder(s))

Dated _ _

This Letter of Transmittal must be signed by Holder(s) exactly as their name(s) appear(s) on the certificate(s) for Old Notes or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted with the Letter of Transmittal. If signature is by an officer on behalf of a corporation or by an attorney, executor, administrator, trustee, guardian, agent or other person acting in a fiduciary or representative capacity, please provide the information requested below and submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 3.

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number
(See Instruction 10.)

GUARANTEE OF SIGNATURE(S)
(If required — See Instruction 3)

Name of Eligible Institution

Address (including zip code) and telephone number (including area code) of Eligible Institution

Authorized Signature

Title

Dated _ _

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 4)

To be completed ONLY if the New Notes are to be issued in a name other than the name of the registered Holder shown above.

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Complete Substitute Form W-9 below. See Instruction 10)

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 4)

To be completed ONLY if the New Notes are to be delivered to someone other than the registered Holder shown above or to the registered Holder at an address other than that shown above.

Name
(Please Print)

Address

(Include Zip Code)

INSTRUCTIONS

(Forming Part of the Terms and Conditions of the Exchange Offer)

1. Delivery of this Letter of Transmittal and Certificates Representing Old Notes.  The certificates representing the tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

Holders who wish to tender certificates representing Old Notes and (1) whose Old Notes are not immediately available or (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) such tender must be made by or through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Old Notes (or a confirmation of book-entry delivery into the Exchange Agent’s account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry delivery into the Exchange Agent’s account at DTC) must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption “How to Tender Your Old Notes—Guaranteed Delivery Procedures”. Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution”, including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of certificates, this Letter of Transmittal and all other required documents are at the option and sole risk of the tendering Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old

Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. Partial Tenders; Withdrawal Rights.  Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled “Description of Old Notes”. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if certificates for Old Notes have been tendered) the name of the registered Holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release by the Exchange Agent of certificates representing the Old Notes, the tendering Holder must submit the serial numbers shown on the particular certificates representing the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “How to Tender Your Old Notes—Procedures for Book-Entry Tender”, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 P.M., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under “How to Tender Your Old Notes—Procedures for Physical Tender” and “—Procedures for Book-Entry Tender”.

3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (1) by a registered Holder who has not completed the box set forth herein entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” or (2) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.  Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. Irregularities.  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer” or any conditions or irregularity in any tender of Old Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

6. Questions, Requests for Assistance and Additional Copies.  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

7. Waiver of Conditions.  The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

8. Mutilated, Lost, Stolen or Destroyed Old Notes.  Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

9. Security Transfer Taxes.  Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

10. Substitute Form W-9.  You are required to provide the Company with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and, to prevent backup withholding, to indicate that you are not subject to backup withholding (if such is the case) by writing “Exempt” in Part 2 of the form. Failure to provide the information on the form may subject you to a penalty and a 28% federal income tax withholding on the payment of any amounts payable. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Company will withhold 28% of any amount payable unless a properly certified TIN is provided to the Company prior to the time of payment.

IMPORTANT TAX INFORMATION

Under U.S. Federal income tax law, a Holder of Old Notes participating in the Exchange Offer is required to provide the Exchange Agent (as payer) with such Holder’s correct TIN on Substitute Form W-9 below and certify under penalties of perjury that such TIN is correct and that such Holder is not subject to backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Company is not provided with the correct TIN, the Internal Revenue Service may subject the Holder or other payee to a $50 penalty. In addition, payments that are made to such Holder or other payee with respect to the Exchange Offer may be subject to 28% backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, such exempt recipient must enter its correct TIN in Part 1 in the Substitute Form W-9, write “Exempt” in Part 2 of such Form, and sign and date the Form. In order for a foreign individual to qualify as an exempt recipient, such Holder also must submit a Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. A Form W-8 can be obtained from the Company.

The box in Part 3 of the Substitute Form W-9 may be checked if the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Company will withhold 28% of any payments made prior to the time a properly certified TIN is provided to the Company.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a Holder pursuant to the Exchange Offer, the Holder is required to notify the Company of his or her correct TIN (i.e., social security number or employer identification number) by completing a Substitute Form W-9 certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (1) such Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding.

What Number to Give the Company

The Holder is required to give the Company the TIN (i.e., social security number or employer identification number) of the record Holder of the Old Notes. If you are a resident alien and you do not have and are not eligible to get a social security number, your TIN is your Internal Revenue Service individual taxpayer identification number and you should enter this number in the social security number box on the Substitute Form W-9. If you are a single-owner limited liability company that is disregarded as an entity separate from its owner, enter your social security number or employer identification number (if you have one) in the social security number box on the Substitute Form W-9. If, however, the limited liability company is treated as a corporation, partnership, etc., enter the entity’s employer identification number.

PAYER’S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A.
SUBSTITUTE Form W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE PAYER’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (“TIN”)	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	SOCIAL SECURITY NUMBER OR EMPLOYER ID NUMBER

PART 2 — CERTIFICATIONS — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

PART 3 — AWAITING TIN ☐	SIGNATURE _ _	DATE _ _

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	_ _ Date:_ _

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.  Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Company.

Give the TAXPAYER
IDENTIFICATION number
For this type of account		of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account or singleowner limited liability company (“LLC”)	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

Give the TAXPAYER
IDENTIFICATION number
For this type of account		of —
7.	Corporate or LLC electing corporate status on Form 8832 account	The corporation
8.	Religious, charitable, or educational organization account	The organization
9.	Partnership or multimember LLC account	The partnership
10.	Association, club or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or registered nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement arrangement (IRA) or custodial account under section 403(b)(7) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the Code.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), WRITE “EXEMPT” IN PART 2, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice — Section 6109 of the Internal Revenue Code requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE